UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2017

Titan Energy, LLC

(Exact name of registrant specified in its charter)

Delaware	001-35317	90-0812516
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

Park Place Corporate Center One

1000 Commerce Drive, Suite 400

Pittsburgh, PA 15275

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: 800-251-0171

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 24, 2017, Titan Energy, LLC (the “Company”), its subsidiary, Titan Energy Operating, LLC (“Titan Operating”), as borrower, and certain subsidiary guarantors entered into a First Amendment (the “First Lien Amendment”) to the Third Amended and Restated Credit Agreement with Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto. Pursuant to the First Lien Amendment, the deadline for the Company’s obligation to deliver quarterly financial statements for the three months ended December 31, 2016 was extended from 55 to 100 days after December 31, 2016, and the associated grace period prior to any acceleration for failure to comply was removed.

Also on March 27, 2017, the Company, Titan Operating and certain subsidiary guarantors entered into a First Amendment (the “Second Lien Amendment”) to the Amended and Restated Second Lien Credit Agreement with the lenders party thereto. The Second Lien Amendment makes changes that correspond to those in the First Lien Amendment. The Second Lien Amendment has an effective date of March 24, 2017.

These summaries of the First Lien Amendment and the Second Lien Amendment do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the First Lien Amendment and the Second Lien Amendment, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	First Amendment to Third Amended and Restated Credit Agreement, dated as of March 24, 2017, among Titan Energy Operating, LLC, as borrower, Titan Energy, LLC, as parent, the subsidiary guarantors party thereto, the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent.

10.2	First Amendment to Amended and Restated Second Lien Credit Agreement, dated as of March 27, 2017, among Titan Energy Operating, LLC, as borrower, Titan Energy, LLC, as parent, the subsidiary guarantors party thereto, and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2017	TITAN ENERGY, LLC

	By:	/s/ Jeffrey M. Slotterback
		Name:	Jeffrey M. Slotterback
		Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description

10.1	First Amendment to Third Amended and Restated Credit Agreement, dated as of March 24, 2017, among Titan Energy Operating, LLC, as borrower, Titan Energy, LLC, as parent, the subsidiary guarantors party thereto, the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent.

10.2	First Amendment to Amended and Restated Second Lien Credit Agreement, dated as of March 27, 2017, among Titan Energy Operating, LLC, as borrower, Titan Energy, LLC, as parent, the subsidiary guarantors party thereto, and the lenders party thereto.